UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                           _____________________

                                  FORM 8-K
                           _____________________


           CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

                         COMMISSION FILE NO.: 0-28887



                       Date of Report: January 3, 2005



                           GREENWORKS CORPORATION
           ------------------------------------------------------
           (Exact name of registrant as specified in its charter)


            Delaware                               22-3328734
    ---------------------------------------------------------------------
   (State of other jurisdiction of                 (IRS Employer
    incorporation or organization                  Identification No.)


        111 Howard Street, Suite 108, Mt. Arlington New Jersey  07856
        -------------------------------------------------------------
         (Address of principal executive offices)        (Zip Code)


                                (973) 398-8183
              ---------------------------------------------------
              (Registrant's telephone number including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Election of Director

On January 3, 2005 GreenWorks' Board of Directors voted to increase the size of the Board to two members, and to elect Kevin Kreisler to fill the vacancy on the Board. Mr. Kreisler will not be sitting on any committees of the Board, as there are no committees.

Mr. Kreisler is the sole owner of GreenSpace Capital, LLC. On October 27, 2004 GreenSpace Capital, LLC and Acutus Capital, L.L.C. sold to GreenWorks all of the capital stock of GreenWorks Engineering Corp. Each of the sellers received from GreenWorks preferred stock that was subsequently converted into 50,000,000 shares of GreenWorks common stock and a promissory note for $100,000, which was satisfied during the following week. GreenSpace Capital subsequently transferred its shares to GreenShift Corporation, which is also owned by Mr. Kreisler.


                                  EXHIBITS

None

                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        GREENWORKS CORPORATION

Dated:  January 7, 2005			By:  /s/ James L. Grainer
                                        ---------------------------------
                                        James L. Grainer,
                                        Chief Executive Officer